Exhibit 10.1

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 28th day of December, 2007, by and among SILICON VALLEY BANK, a California corporation (“Bank”), and SUNRISE TELECOM INCORPORATED, a Delaware corporation (“Parent”), and SUNRISE TELECOM BROADBAND INC., a Georgia corporation (“Broadband”), (each individually a “Borrower” and collectively, “Borrowers”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrowers and Bank have entered into that certain Loan and Security Agreement dated as of August 13, 2007 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrowers certain advances of money.

B. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. Amendment to Loan Agreement.

1.1 Section 6.7(b) Financial Covenants. Section 6.7(b) of the Loan Agreement is amended and restated in its entirety with the following:

(b) Tangible Net Worth. A Tangible Net Worth of at least $50,000,000, increasing by 50% of quarterly Net Income and 50% of issuances of equity after the Effective Date and the principal amount of Subordinated Debt.

1.2 Exhibit D of the Loan Agreement. Exhibit D (Compliance Certificate) of the Loan Agreement is amended and restated in its entirety with Exhibit A attached hereto.

2. BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) each Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation or articles of incorporation (as applicable), bylaws and other organizational documents of each Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of each Borrower;

(e) this Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Obligations. Each Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.

Each Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification to any instrument or agreement the execution and delivery of which is consented to hereby. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon (a) the receipt by Bank of this Amendment duly executed by Borrowers and (b) payment by Borrowers of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.

7. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrowers and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS:

SUNRISE TELECOM INCORPORATED

By	/s/ Richard D. Kent
Name:	Richard D. Kent
Title:	Chief Financial Officer

SUNRISE TELECOM BROADBAND INC.

By	/s/ Richard D. Kent
Name:	Richard D. Kent
Title:	Director

BANK:

SILICON VALLEY BANK

By	/s/ Tom Smith
Name:	Tom Smith
Title:	Senior Relationship Manager

Effective Date: December 28, 2007

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EXHIBIT A

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:	_________________
FROM:	______________________

The undersigned authorized officer of                                  (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No

Annual financial projections	FYE within 45 days	Yes No

10-Q, 10-K and 8-K (see 6.2(a))	Within 5 days after filing with SEC, but not later than 50 days after each quarter and 90 days after each FYE	Yes No

Borrowing Base Certificate, A/R & A/P Agings and Deferred Revenue Report	Monthly within 45 days when Credit Extensions in excess of $500,000 are outstanding; A/R and A/P agings monthly within 45 days otherwise	Yes No

Cash Balance Report	Monthly within 45 days	Yes No

Financial Covenant	Required	Actual		Complies
Maintain on a Quarterly Basis:
Minimum Quick Ratio	1.0:1.0		_:1.0	Yes No
Minimum Tangible Net Worth (see calculation)	$50,000,000	$		Yes No

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Sunrise Telecom Incorporated Sunrise Telecom Broadband Inc.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:	__________________

I.	Quick Ratio (Section 6.7(a))

Required:	1.00:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents	$

B.	Aggregate value of the net billed accounts receivable	$

C.	Aggregate value of the investments	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate value of Obligations to Bank	$

F.	Aggregate value of liabilities of Parent and its Subsidiaries (including all Indebtedness) that mature within one (1) year and current portion of Subordinated Debt permitted by Bank to be paid by Borrower	$

G.	Current Liabilities (the sum of lines E and F)	$

H.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue	$

I.	Quick Ratio (line D divided by line G, less Line H)		_____

Is line I equal to or greater than : 1:00?

No, not in compliance Yes, in compliance

II.

VII.	Tangible Net Worth (Section 6.7(b))

Required:	$50,000,000 plus 50% of quarterly Net Income and 50% of proceeds of new equity or debt

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$

B.	Aggregate value of goodwill of Borrower [and its Subsidiaries]	$

C.	Aggregate value of intangible assets of Borrower [and its Subsidiaries]	$

D.	Aggregate value of any reserves not already deducted from assets	$

E.	Aggregate value of liabilities of Parent and its Subsidiaries (including all Indebtedness) and current portion of Subordinated Debt permitted by Bank to be paid by Borrowers (but no other Subordinated Debt)	$

F.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E)	$

G.	50% of quarterly Net Income (cumulative since Effective Date)	$

H.	50% of new equity or debt (cumulative since Effective Date)	$

Is line F equal to or greater than $50,000,000 plus Line G and plus Line H?

No, not in compliance Yes, in compliance